Exhibit 10.1

FIRST AMENDMENT TO TRANSITION SERVICES AGREEMENT

This First Amendment to the Transition Services Agreement (the “First Amendment”) is entered into as of August 10, 2011, and amends that certain Transition Services Agreement dated August 10, 2009 (the “Agreement”) by and between OCWEN FINANCIAL CORPORATION, a Florida corporation (“OCWEN” or together with its affiliates “OCWEN Group”) and ALTISOURCE SOLUTIONS S.à r.l., a limited liability company organized under the laws of the Grand Duchy of Luxembourg (“ALTISOURCE” or together with its affiliates “ALTISOURCE Group”).

Recitals

WHEREAS, OCWEN and Altisource Portfolio Solutions S.A., the sole parent of ALTISOURCE (“ALTISOURCE Parent”), are parties to a Separation Agreement dated as of August 10, 2009 (the “Separation Agreement”), pursuant to which OCWEN (i) contributed to ALTISOURCE Parent the Altisource Business (as defined in the Separation Agreement) and (ii) distributed (the “Distribution”) to the holders of shares of OCWEN’s outstanding capital stock all of the outstanding capital stock of ALTISOURCE Parent;

WHEREAS, following the Distribution, ALTISOURCE Parent operates the Altisource Business, and OCWEN operates the OCWEN Business (as defined in the Separation Agreement);

WHEREAS, ALTISOURCE desires to extend for a limited period of time the Agreement so that it may continue to receive, and OCWEN is willing to continue to provide, or cause to be provided, certain transition services in connection with the Altisource Business; and

WHEREAS, OCWEN desires to extend for a limited period of time the Agreement so that it may continue to receive, and ALTISOURCE is willing to continue to provide, or cause to be provided, certain transition services in connection with the OCWEN Business.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.           Amendment to Section 2., Provision of Services, subparagraph (a) to the Agreement. Section 2., Provision of Services, subparagraph (a) to the Agreement is hereby deleted in its entirety and replaced with the following:

(a)   Generally. Subject to the terms and conditions of this Agreement, (i) OCWEN shall provide, or cause to be provided, to ALTISOURCE and the ALTISOURCE Group, solely for the benefit of the Altisource Business in the ordinary course of business, some or all of the OCWEN-Provided Services, and (ii) ALTISOURCE shall provide, or cause to be provided, to OCWEN and the OCWEN Group, solely for the benefit of the OCWEN Business in the ordinary course of business, some or all of the ALTISOURCE-Provided Services, in each case for periods commencing on the date the First Amendment is executed through the respective period specified in Schedule I or Schedule II (the “Service Period”), unless such period is earlier terminated in accordance with Section 5.

2.           Amendment to Schedule I to the Agreement. Schedule I to the Agreement is hereby deleted in its entirety and replaced with the version of Schedule I to this First Amendment and incorporated herein by this reference.

3.           Amendment to Schedule II to the Agreement. Schedule II to the Agreement is hereby deleted in its entirety and replaced with the version of Schedule II to this First Amendment and incorporated herein by this reference.

4.           Counterparts. This Amendment may be signed in counterparts with the same effect as if both parties had signed one and the same document.

5.           Agreement in Full Force and Effect as Amended. The terms and conditions of this First Amendment shall prevail over any conflicting terms and conditions in the Agreement. Capitalized terms that are used in this First Amendment not otherwise defined herein shall have the meanings ascribed to them in the Separation Agreement or the Agreement. Except as specifically amended or waived hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean the Agreement as amended by this First Amendment. The parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this First Amendment, as though the terms and obligations of the Agreement were set forth herein.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective authorized representatives.

ALTISOURCE SOLUTIONS S.à r.l.		OCWEN FINANCIAL CORPORATION

By:	/s/ William B.Shepro	By:	/s/ Ronald M. Faris
Name: William B. Shepro		Name: Ronald M. Faris
Title: Manager		Title: President and CEO

SCHEDULE I

OCWEN-PROVIDED SERVICES

Services Provided	Service Period (months)	Service Fee
FINANCE AND ACCOUNTING Services Provided: ● Corporate Accounting ● Accounts Payables ● Accounts Receivables ● Corporate Secretary Support ● Financial Reporting ● Payroll Services ● Tax ● Treasury	12	Fully allocated cost of providing services.
HUMAN RESOURCES Services Provided: ● Benefits Administration ● Employee and Contractor On-boarding ● Employee Engagement ● HR Administration ● HR Strategy and Consulting ● HRIS Administration and Reporting ● Performance Management Platforms ● Personnel Files ● Recruiting ● Salary Administration ● Training and Compliance Support	12	Fully allocated cost of providing services.

Services Provided	Service Period (months)	Service Fee
LAW Services Provided: ● Contract Review Services ● Corporate Governance Services ● Intellectual Property Maintenance Services ● License Maintenance Services ● Litigation Management ● Regulatory Compliance Services	12	Fully allocated cost of providing services.
RISK MANAGEMENT Services Provided: ● Internal Audit ● SOX Compliance and SAS 70 ● Business continuity and Disaster Recovery Planning ● Six Sigma	12	Fully allocated cost of providing services.
OTHER OPERATIONS SUPPORT Services Provided: ● Capital Markets ● Modeling ● Quantitative Analytics ● General Business Consulting	12	Fully allocated cost of providing services.

SCHEDULE II

ALTISOURCE-PROVIDED SERVICES

Services Provided	Service Period (months)	Service Fee
CONSUMER PSYCHOLOGY Services Provided: ● Scripting Support ● Staffing Models ● Training Development ● User and Task Analysis	12	Fully allocated cost of providing services.
CORPORATE SERVICES Services Provided: ● Facilities Management ● Mailroom Support ● Physical Security ● Travel Services	12	Fully allocated cost of providing services.
FINANCE AND ACCOUNTING Services Provided: ● Accounting Services and Reporting ● Accounts Payables ● Accounts Receivables ● Corporate Secretary Support ● Financial Reporting ● Payroll Services ● Tax ● Treasury	12	Fully allocated cost of providing services.

Services Provided	Service Period (months)	Service Fee
HUMAN RESOURCES Services Provided: ● Benefits Administration ● Employee and Contractor On-boarding ● Employee Engagement ● HR Administration ● HR Strategy and Consulting ● HRIS Administration and Reporting ● Performance Management Platforms ● Personnel Files ● Recruiting ● Salary Administration ● Training and Compliance Support	12	Fully allocated cost of providing services.
RISK MANAGEMENT AND SIX SIGMA Services Provided: ● Information Security ● Internal Audit ● Loan Quality ● Quality Assurance ● Risk Management ● SOX Compliance and SAS 70 ● Six Sigma ● Business continuity and Disaster Recovery Planning	12	Fully allocated cost of providing services.

Services Provided	Service Period (months)	Service Fee
VENDOR MANAGEMENT OPERATIONS Services Provided: ● Contract Negotiation ● Vendor Compliance ● Vendor Management Services ● Insurance Risk Management	12	Fully allocated cost of providing services.
OTHER OPERATIONS SUPPORT Services Provided: ● Capital Markets ● Modeling ● Quantitative Analytics ● General Business Consulting	12	Fully allocated cost of providing services.